UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2021 Long-Term Incentive Plan

Western Digital Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 16, 2022. At the Annual Meeting, as discussed below, the Company’s stockholders approved the amendment and restatement of the Western Digital Corporation 2021 Long-Term Incentive Plan (as amended and restated, the “Equity Plan”) to increase shares available for issuance under the Equity Plan by 2.75 million shares as described in the section entitled “Equity Plan Proposal” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2022 (the “Proxy Statement”), which section is incorporated herein by reference. The Equity Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company on August 25, 2022.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Amended and Restated 2005 Employee Stock Purchase Plan

In addition, at the Annual Meeting, as discussed below, the Company’s stockholders approved the amendment and restatement of the Western Digital Corporation Amended and Restated 2005 Employee Stock Purchase Plan (as amended and restated, the “ESPP”) to increase shares available for issuance under the ESPP by 6 million shares as described in the section entitled “ESPP Proposal” in the Proxy Statement, which section is incorporated herein by reference. The ESPP had been previously approved, subject to stockholder approval, by the Board of Directors of the Company on August 25, 2022.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the voting at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. The stockholders elected the following eight directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Kimberly E. Alexy	214,325,166	7,454,307	290,081	42,102,198
Thomas Caulfield	210,910,145	10,841,293	318,116	42,102,198
Martin I. Cole	178,557,410	43,181,124	331,020	42,102,198
Tunç Doluca	187,695,744	34,057,260	316,550	42,102,198
David V. Goeckeler	219,021,603	2,851,911	196,040	42,102,198
Matthew E. Massengill	205,190,712	16,621,454	257,388	42,102,198
Stephanie A. Streeter	182,010,673	39,781,102	277,779	42,102,198
Miyuki Suzuki	215,451,848	6,327,957	289,749	42,102,198

Proposal 2. Advisory Vote on Named Executive Officer Compensation. The stockholders did not approve, on an advisory basis, the named executive officer compensation described in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,323,273	194,048,988	697,293	42,102,198

Proposal 3. Approval of the Equity Plan. As described in more detail in Item 5.02 above, the stockholders approved the Equity Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
191,110,609	30,448,467	510,478	42,102,198

Proposal 4. Approval of the ESPP. As described in more detail in Item 5.02 above, the stockholders approved the ESPP. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
220,029,573	1,790,889	249,092	42,102,198

Proposal 5. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023. The voting results were as follows:

For	Against	Abstain
243,386,068	20,507,300	278,384

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Western Digital Corporation Amended and Restated 2021 Long-Term Incentive Plan, amended and restated as of August 25, 2022

10.2	Western Digital Corporation Amended and Restated 2005 Employee Stock Purchase Plan, amended and restated as of August 25, 2022

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: November 18, 2022		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary